Exhibit 10.52
STOCKHOLDERS’ AGREEMENT
     STOCKHOLDERS’ AGREEMENT (the “Agreement”) made and entered into as of August 18, 2011, by and among (i) MEDQUIST HOLDINGS INC., a Delaware corporation (the “Company”) and (ii) each of the Persons set forth on the Schedule of Stockholders attached hereto (collectively referred to herein as the “Stockholders” and, individually, as a “Stockholder”).
RECITALS
     WHEREAS, contemporaneously with the execution of this Agreement, the Stockholders have acquired shares of common stock, par value $0.10 per share, of the Company (“Common Stock”) pursuant to that certain Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated as of July 11, 2011, by and among the Company, Multimodal Technologies, Inc., a Pennsylvania corporation (“Multimodal”), Miami Acquisition Corporation, a Pennsylvania corporation (“Sub I”), Miami Acquisition LLC, a Delaware limited liability (“Sub II”, and with Sub I, the “Subs”), and Michael Finke, as Securityholder Representative (“Securityholder Representative”); and
     WHEREAS, in accordance with the Merger Agreement, the parties hereto are entering into this Agreement to establish certain arrangements with respect to the Common Stock issued to the Stockholders as “Equity Consideration” pursuant to the Merger Agreement (the “Merger Equity Consideration”), including the registration rights, lock-up provisions and trading restrictions set forth herein.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained in this Agreement, the parties hereto, intending to be legally bound, agree as follows:
1. CERTAIN DEFINITIONS.
     In addition to the other terms defined in this Agreement, the following terms shall have the following meanings, applicable to both the singular and plural forms thereof:
     “Business Day” means any day on which NASDAQ is open for trading.
     “Holders” means the Stockholders for so long as (and to the extent that) each owns any Registrable Securities.
     “Key Employees” means those Stockholders listed under the heading “Key Employees” on the Schedule of Stockholders attached hereto.
     “NASDAQ” means The NASDAQ Stock Market, Inc.
     “Non-Employee Holders” means those Stockholders listed under the heading “Non-Employee Holders” on the Schedule of Stockholders attached hereto.

     “Person” means an individual, a partnership (general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.
     “Registrable Securities” means shares of the Merger Equity Consideration held by a Holder until such shares cease to constitute Registrable Securities, which shall be deemed to occur (i) with respect to any securities registered pursuant to Section 2(a) hereunder, when a registration statement with respect to the sale of such securities shall have remained effective for the Minimum Registration Period (as defined below); (ii) when such shares are sold pursuant to a registration statement under the Securities Act or pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act by such Holder; or (iii) when such shares shall have ceased to be issued and outstanding.
     “Registration Expenses” means all expenses incurred with the performance of or compliance with the registration requirements set forth in this Agreement including, without limitation, the following: (i) the fees, disbursements and expenses of the Company’s counsel(s), accountants, and experts in connection with the registration under the Securities Act of Registrable Securities (including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance); (ii) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto, and the mailing and delivering of copies thereof to the underwriters and dealers, if any; (iii) the cost of printing or producing any agreement(s) among underwriters, underwriting agreement(s) and blue sky or legal investment memoranda, any selling agreements, and any other documents in connection with the offering, sale or delivery of Registrable Securities to be disposed of; (iv) any other expenses in connection with the qualification of Registrable Securities for offer and sale under state securities laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys; (v) the filing fees incident to securing any required review by the Financial Industry Regulatory Authority, Inc. of the terms of the sale of Registrable Securities to be disposed of and any blue sky registration or filing fees, (vi) the fees and expenses incurred in connection with the listing of Registrable Securities on each securities exchange on which the securities of the Company of the same class are then listed, (vii) the fees and expenses of the Company and the underwriters to the road show investor presentations, including the cost of any aircraft chartered by the Company for such purpose, listing fees, messenger and delivery expenses, and (viii) the fees and expenses of one counsel for the Holders as and to the extent provided in Article 10; provided, however, that Registration Expenses with respect to any registration pursuant to this Agreement shall not include any underwriting discounts or commissions attributable to Registrable Securities.
     “S.A.C. Registration Rights Agreement” means that certain Registration Rights Agreement dated as of February 4, 2011, by and among the Company, S.A.C. PEI CB Investment, L.P., S.A.C. PEI CB Investment II, LLC, and International Equities (S.A.C. Asia) Limited, as may be amended from time to time.

     “SEC” means the United States Securities and Exchange Commission, or such other federal agency at the time having the principal responsibility for administering the Securities Act.
     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.
2. RESALE REGISTRATION.
     Parent shall prepare (and afford counsel for the Holders reasonable opportunity to review and comment upon) and, as soon as reasonably practicable, but in any event within ten (10) days, after April 1, 2012 (the “Filing Deadline”), file with the SEC a registration statement on Form S-3 (or any successor thereto) for the public offering and sale of the Registrable Securities (the “Stockholder Resale Registration Statement”). Notwithstanding the preceding, if Parent is not eligible to file a registration statement on Form S-3 (or any successor thereto) as of the Filing Deadline, Parent shall prepare (and afford counsel for the Holders reasonable opportunity to review and comment upon) and, as soon as reasonably practicable, file a registration statement on such form that Parent is then eligible to use for the public offering and sale of the Registrable Securities (such form shall also be referred to as the “Stockholder Resale Registration Statement”).
3. INCIDENTAL REGISTRATION.
     (a) Until all securities subject to this Agreement have ceased to be Registrable Securities, if the Company proposes, at any time and from time to time, to register any equity securities of the Company other than Registrable Securities (collectively, “Other Securities”) for public sale under the Securities Act in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will give written notice (which notice shall specify the intended method or methods of disposition) to the Holders of its intention to do so promptly, but in no event less than twenty (20) days before the anticipated filing date, and upon the written request of any Holder delivered to the Company within ten (10) Business Days after the giving of any such notice (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder) the Company will use all commercially reasonable efforts to effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders; provided, however, that:
          (i) if, at any time after giving such written notice of its intention to register Other Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such Other Securities, the Company may, at its election, give written notice of such determination to the Holders requesting registration and thereupon the Company shall be relieved of its obligation to register such Registrable Securities in connection with the registration of such Other Securities (but not from its obligation to pay Registration Expenses to the extent incurred in connection therewith as provided in Article 10).

          (ii) In the case of a registration involving an underwritten offering, the Company will not be required to effect any registration of Registrable Securities pursuant to this Article 3 if the Company shall have been advised in writing (with a copy to the Holders requesting registration) by the managing underwriter for the offering that, in such firm’s opinion, the number of Registrable Securities and Other Securities proposed to be included exceeds the number which can be sold in the offering without interfering with an orderly sale and distribution or materially and adversely affecting the offering price; provided, however, that if an offering of some but not all of the Registrable Securities and Other Securities requested to be registered by the Holders and all other Persons having rights to include, or otherwise having included, securities held by them in such registration would not materially and adversely affect the distribution or price of the securities to be sold in the offering in the opinion of such firm or are included in such offering notwithstanding any such opinion, then the Company will include in such offering only that amount of Registrable Securities which such firm advises will not likely have such effect, allocated in the following declining order of priority:
               (1) For the period beginning on the date hereof and ending on February 18, 2012 (the “End Date”), (x) first, the Other Securities to be issued or sold for the account of the Company, (y) second, the Other Securities (other than those to be issued or sold for the account of the Company) that are shares of Common Stock requested to be included in such registration, on the one hand, and the Registrable Securities requested to be registered pursuant to Article 3 hereof, on the other hand, allocated pro rata based upon the relative number of Other Securities and Registrable Securities then held by such Persons, provided, that any amount of securities thereby allocated to any Person that exceeds the request by such Person shall be reallocated among the remaining requesting Persons in like manner and (z) third, all other securities requested to be included in such registration;
               (2) For the period after the End Date,
                    (a) With respect to a “demand” registration under Article 2 of the S.A.C. Registration Rights Agreement,(x) first, the aggregate number of Other Securities (other than those to be issued or sold for the account of the Company) that are shares of Common Stock requested to be included in such registration pursuant to Section 2(a)(i) of the S.A.C. Registration Rights Agreement, allocated pro rata based on the number of such Other Securities duly requested to be included in such registration, (y) second, the Other Securities (other than those to be issued or sold for the account of the Company) that are shares of Common Stock requested to be included in such registration pursuant to Article 3 of the S.A.C. Registration Rights Agreement, allocated pro rata based on the number of such Other Securities duly requested to be included in such registration and (z) third, all other securities requested to be included in such registration, including the Registrable Securities requested to be registered pursuant to Article 3 hereof.
                    (b) With respect to an “incidental” registration under Article 3 of the S.A.C. Registration Rights Agreement, (x) first, any Other Securities to be issued or sold for the account of the Company, (y) second, the Other Securities (other than those to be issued or sold for the account of the Company) requested to be registered in such registration pursuant to Article 3 of the S.A.C. Registration Statement, on the one hand, and the Other Securities (other than those to be issued or sold for the account of the Company) requested to be included in such registration pursuant to registration rights similar to those set forth in the S.A.C. Registration Rights Agreement pursuant to agreements in force as of February 4, 2011, on the other hand, allocated pro rata based upon the relative number of Other Securities then held by such Persons, provided, that any amount of such Other Securities thereby allocated to any Person that exceeds the request by such Person shall be reallocated among the remaining requesting Persons in like manner and (z) third, all other securities requested to be included in such registration, including the Registrable Securities requested to be registered pursuant to Article 3 hereof; and
          (iii) the Company shall not be required to give notice of, or effect any registration of Registrable Securities under this Article 3 incidental to, the registration of any of its securities in connection with mergers, consolidations, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock options or other employee benefit or compensation plans.
     (b) In connection with any underwritten shelf takedown, the Holders may exercise piggyback rights to have included in such takedown shares of Common Stock held by them that are registered on such shelf registration statement on Form S-3 (or any successor form thereto).
     (c) No registration of Registrable Securities effected under this Article 3 shall relieve the Company of its obligations to effect the Stockholder Resale Registration Statement pursuant to Article 2.
4. REGISTRATION PROCEDURES.
     If and whenever the Company is required by the provisions of this Agreement to use commercially reasonable efforts to effect or cause a registration as provided in this Agreement, and at such times as customarily occur in registered offerings or shelf takedowns, as applicable, the Company will:
     (a) Use all commercially reasonable efforts to prepare and file with the SEC, a registration statement within the time periods specified herein, and use all commercially reasonable efforts to cause such registration statement to become effective as promptly as practicable and, with respect to the Stockholder Resale Registration Statement pursuant to Section 2(a), to remain effective under the Securities Act until the earlier of (i) such time as all securities covered thereby are no longer Registrable Securities and (ii) two years after such registration statement is declared effective by the SEC, in every case as any such period may be extended pursuant to Section 4(l) or Article 6 hereto (such period being herein referred to as the “Minimum Registration Period”);
     (b) Prepare and file with the SEC such amendments, post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period of time required by Section 4(a) above, as such period may be extended pursuant to Section 4(l) or Article 6 hereto;
     (c) Within a reasonable time prior to the filing of any registration statement, any prospectus, any amendment to a registration statement, amendment or supplement to a prospectus or any free writing prospectus, provide copies of such documents to the Holders of the Registrable Securities being sold and to the underwriter or underwriters of an underwritten offering, if applicable, and to their respective counsel; fairly consider such reasonable changes in any such documents prior to or after the filing thereof as the counsel to the Holders of the Registrable Securities being sold or the underwriter or the underwriters may request; and make such of the representatives of the Company as shall be reasonably requested by the Holders of the Registrable Securities being sold or any underwriter available for discussion of such documents;
     (d) Comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the period during which any such registration statement is required to be effective;
     (e) Furnish to any Holder and any underwriter of Registrable Securities, without charge (i) such number of copies (including manually executed and conformed copies) of such registration statement and of each amendment thereof and supplement thereto (including all annexes, appendices, schedules and exhibits), (ii) such number of copies of the prospectus, used in connection with such registration statement (including each preliminary prospectus and the final prospectus), and (iii) such number of copies of other documents, in each case as such Holder or such underwriter may reasonably request;
     (f) Use all commercially reasonable efforts to register or qualify all Registrable Securities covered by such registration statement under the securities or “blue sky” laws of states of the United States as any Holder or any underwriter shall reasonably request, and do any and all other acts and things which may be reasonably requested by such Holder or such underwriter to consummate the offering and disposition of Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business as a foreign corporation or as a dealer in securities, subject itself to taxation, or consent to general service of process in any jurisdiction wherein it is not then so qualified or subject;
     (g) Cooperate with the Holders of the Registrable Securities being sold and the sole underwriter or managing underwriter of an underwritten offering shares, if any, to facilitate the timely preparation and delivery of certificates representing the shares to be sold and not bearing any restrictive legends; and enable such shares to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as the Holders of the Registrable Securities being sold or the sole underwriter or managing underwriter of an underwritten offering of shares, if any, may reasonably request at least five (5) days prior to any sale of such shares;
     (h) Use all commercially reasonable efforts to cause the Registrable Securities covered by such registration statement to be registered with, or approved by, such other United States public, governmental or regulatory authorities, if any, as may be required in connection with the disposition of such Registrable Securities;
     (i) Use all commercially reasonable efforts to list the securities covered by such registration statement on any securities exchange on which any securities of the Company is then listed, if the listing of such Registrable Securities are then permitted under the applicable rules of such exchange;

     (j) Use all commercially reasonable efforts to facilitate the distribution and sale of any shares of Common Stock to be offered pursuant to this Agreement, including without limitation by making road show presentations, holding meetings with and making calls to potential investors and taking such other actions as shall be requested by the Holders of the Registrable Securities being sold or the lead managing underwriter(s) of an underwritten offering;
     (k) Notify each Holder as promptly as practicable and, if requested by any Holder, confirm such notification in writing, (i) when a prospectus or any prospectus supplement has been filed with the SEC, and, with respect to a registration statement or any post-effective amendment thereto, when the same has been declared effective by the SEC, (ii) of the issuance by the SEC of any stop order or the coming to the Company’s attention of the initiation of any proceedings for such or a similar purpose, (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (iv) of the occurrence of any event which requires the making of any changes to a registration statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (and the Company shall promptly prepare and furnish to each Holder a reasonable number of copies of a supplemented or amended prospectus such that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading), and (v) of the Company’s determination that the filing of a post-effective amendment to the Registration Statement shall be necessary or appropriate. Upon the receipt of any notice from the Company of the occurrence of any event of the kind described in clause (iv) or (v) of this Section 4(k), the Holders shall forthwith discontinue any offer and disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until all Holders shall have received copies of a supplemented or amended prospectus which is no longer defective (which supplemented or amended prospectus, the Company will prepare, file with the SEC and furnish to Holders as promptly as practicable) and, if so directed by the Company, shall deliver to the Company, at the Company’s expense, all copies (other than permanent file copies) of the defective prospectus covering such Registrable Securities which are then in the Holders’ possession. If the Company shall provide any notice of the type referred to in the preceding sentence, the period during which the registration statements are required to be effective as set forth under Section 4(a) shall be extended by the number of days from and including the date such notice is provided, to and including the date when Holders shall have received copies of the corrected prospectus; and
     (l) Enter into such agreements and take such other appropriate actions as are customary and reasonably necessary to expedite or facilitate the disposition of such Registrable Securities (including, in the case of an underwritten offering, underwriting agreements in customary form, and including provisions with respect to indemnification and contribution in customary form and consistent with the provisions relating to indemnification and contribution contained herein), and in that regard, deliver to the Holders such documents and certificates as may be reasonably requested by any Holder of the Registrable Securities being sold or, as applicable, the managing underwriters, to evidence the Company’s compliance with this Agreement.
5. UNDERWRITING.
     (a) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration hereunder, the Company will enter into and perform its obligations under an underwriting agreement with the underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements of that nature, including, without limitation, customary provisions relating to indemnities and contribution to the effect and extent provided in Article 9, and the provision of opinions of counsel and accountants’ letters.
     (b) If any registration pursuant to Article 3 hereof shall involve, in whole or in part, an underwritten offering, the Company may require Registrable Securities requested to be registered pursuant to Article 3 to be included in such underwriting on the same terms and conditions as shall be applicable to the securities being sold through underwriters under such registration. In such case, each Holder requesting registration shall be a party to any such underwriting agreement. Such agreement shall contain such representations and warranties by the Holders requesting registration and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, provisions relating to indemnities and contribution to the effect and extent provided in Article 9.
     (c) In any offering of Registrable Securities pursuant to a registration hereunder, each Holder requesting registration shall also enter into such additional or other agreements as may be customary in such transactions, which agreements may contain, among other provisions, such representations and warranties as the Company or the underwriters of such offering may reasonably request (including, without limitation, those concerning such Holder, its Registrable Securities, such Holder’s intended plan of distribution and any other information supplied by it to the Company for use in such registration statement), and customary provisions relating to indemnities and contribution.
6. INFORMATION BLACKOUT.
          (i) Upon written notice from the Company to the Holders that the Company has determined in good faith that the sale of Registrable Securities pursuant to a registration statement hereunder would require disclosure of non-public material information not otherwise required to be disclosed under applicable law (A) which disclosure the Company has determined in good faith could have a material adverse effect on the Company or (B) relating to a potential material business combination involving the Company, determined in good faith by the Company to be required to be disclosed in such registration statement (an “Information Blackout”), the Company may postpone the filing of, or the declaration of effectiveness of, any registration statement and, if such registration statement has become effective, the Company shall not be required to maintain the effectiveness of such registration statement and all Holders shall suspend sales of Registrable Securities pursuant to such registration statement, in each case, until such time as the Company notifies the Holders that such material information has been disclosed to the public or has ceased to be material or that sales pursuant to such registration statement may otherwise be resumed (the number of days from such notice from the Company until the day when the Information Blackout terminates hereunder is hereinafter called a “Blackout Period”).
     (b) Any delivery by the Company of notice of an Information Blackout following effectiveness of any registration statement effected pursuant to Article 2 or Article 3 hereof shall give each Holder the right, by written notice to the Company within twenty (20) Business Days after the end of such Blackout Period, to withdraw therefrom. No notice of an Information Blackout shall contain any material non-public information, and in delivering notice of Information Blackout, neither the Company nor anyone acting on its behalf shall communicate to any Holder any material non-public information.
     (c) Notwithstanding the foregoing, the Company shall not be permitted to invoke an Information Blackout more than twice in any 12-month period, and no Blackout Period shall exceed forty five (45) consecutive days in duration.
7. RULE 144 / FORM S-3.
          (i) Until all the earlier of (i) the date that the securities subject to this Agreement have ceased to be Registrable Securities pursuant to clause (ii) or (iii) of the definition of Registrable Securities and (ii) the date on or after the one year anniversary of the date hereof that none of the Registrable Securities are held by an affiliate of the Company, the Company shall use all commercially reasonable efforts to take all actions necessary to comply with the filing requirements described in Rule 144(c)(1) or any successor thereto so as to enable the Holders to sell Registrable Securities without registration under the Securities Act. Upon the written request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with the filing requirements under Rule 144(c)(1) or any successor thereto.
          (ii) Until all securities subject to this Agreement have ceased to be Registrable Securities, the Company shall use all commercially reasonable efforts to take all actions necessary for it to become and remain eligible to use Form S-3 (or any successor thereto), as soon as possible following the date hereof.
8. PREPARATION; REASONABLE INVESTIGATION; INFORMATION; CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS.
     (a) In connection with the preparation and filing of each registration statement registering Registrable Securities hereunder, (i) the Company will give the Holders and the underwriters, if any, and their respective counsel and accountants, drafts of such registration statement for their review and comment prior to filing and (during normal business hours and subject to such reasonable limitations as the Company may impose to prevent disruption of its business) such reasonable and customary access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of the

Holders of a majority in aggregate amount of the Registrable Securities being registered and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act and (ii) as a condition precedent to including any Registrable Securities of any Holder in any such registration, the Company may require such Holder to furnish the Company such information regarding such Holder and the distribution of such securities as the Company may from time to time reasonably request in writing or as shall be required by law or the SEC in connection with any registration; provided, however, that, upon the reasonable request of the supplier of any such information, the recipient thereof shall enter into a confidentiality agreement respecting such information in customary form for an underwritten public offering.
     (b) In connection with each registration and offering of Registrable Securities to be sold by Holders hereunder, the Company will, in accordance with customary practice, make available for inspection by representatives of the Holders and underwriters and any counsel or accountant retained by such Holders or underwriters all relevant financial and other records, pertinent corporate documents and properties of the Company and cause appropriate officers, managers and employees of the Company to supply all information reasonably requested by any such representative, underwriter, counsel or accountant in connection with their due diligence exercise.
     (c) The Company shall use all commercially reasonable efforts to meet all “Registrant Requirements” set forth in General Instruction I.A. to Form S-3 promulgated under the Securities Act, or any successor “short form” Securities Act registration statement, as soon as reasonably practicable after the date hereof and at all times thereafter during the term of this Agreement.
     (d) The Company represents and warrants to the Stockholders that: (i) the execution and delivery of this Agreement by the Company does not, and the performance by the Company of its obligations hereunder will not constitute a default (with or without the giving of notice or the lapse of time or both) under, or give rise to any right of termination, cancellation or acceleration under any contract, agreement or other instrument binding on the Company; and (ii) the Company has obtained all necessary third-party consents and waivers for the Company to grant the Stockholders the rights described in Sections 2 and 3 above, including without limitation, such consents and waivers as may be required pursuant to the S.A.C. Registration Rights Agreement.
9. INDEMNIFICATION AND CONTRIBUTION.
     (a) In the case of each offering of Registrable Securities made pursuant to this Agreement, the Company shall indemnify and hold harmless each Holder, its officers, directors, managers, employees, agents and affiliates, each underwriter of Registrable Securities so offered and each Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act (“Holder Indemnitees”), from and against any and all claims, liabilities, losses, damages, expenses and judgments, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any legal or other expenses reasonably incurred by them in connection with investigating any claims and defending any actions, insofar as such losses, claims, damages, liabilities or actions, shall arise out of, or should be based upon, any violation or alleged violation by the Company of the Securities Act, any blue sky laws, securities laws or other applicable laws of any state or country in which the Registrable Securities are offered and relating to action taken or action or inaction required of the Company in connection with such offering, or shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such securities were registered under the Securities Act (or in any preliminary or final prospectus included therein) or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that the Company shall not be liable to any Holder Indemnitee in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement, or any omission, if such statement or omission shall have been made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of such Holder specifically for use in the preparation of the registration statement (or in any preliminary or final prospectus included therein), or any amendment thereof or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Holder Indemnitee.
     (b) In the case of each offering of Registrable Securities made pursuant to this Agreement, each Holder participating in the offering, severally and not jointly, shall indemnify and hold harmless the Company, its officers, directors, employees, agents and affiliates, and each Person, if any, who controls any of the foregoing within the meaning of the Securities Act and (if requested by the underwriters) each underwriter who participates in the offering and each Person, if any, who controls any such underwriter within the meaning of the Securities Act (the “Company Indemnitees”), from and against any and all claims, liabilities, losses, damages, expenses and judgments, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of, or shall be based upon, any violation or alleged violation by such Holder of the Securities Act, any blue sky laws, securities laws or other applicable laws of any state or country in which the Registrable Securities are offered and relating to action taken or action or inaction required of such Holder in connection with such offering, or shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) relating to the offering and sale of such Registrable Securities or any amendment thereof or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement is contained in, or such fact is omitted from, such registration statement (or in any preliminary or final prospectus included therein) and was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Holder specifically for use in the preparation of such registration statement (or in any preliminary or final prospectus included therein). The liability of each Holder under such indemnity provision shall be limited to an amount equal to the total net proceeds received by such Holder from such offering. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company and shall survive the transfer of such securities. The foregoing indemnity is in addition to any liability which such Holder may otherwise have to any Company Indemnitee.
     (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Article 9, such Person (the “indemnified party”) shall promptly notify the Person against whom such indemnity may be sought (the “indemnifying party”) in writing. Indemnification provided for in Section 9(a) or (b) shall not be available to any Person who shall fail to give notice as provided in this Section 9(c) to the extent the indemnifying party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party for contribution or otherwise than on account of the provision of Section 9(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of one counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel, in the written opinion of such counsel, would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by the Holders of a majority of the Registrable Securities held by such Holders in the case of parties indemnified pursuant to Section 9(a) and by the Company in the case of parties indemnified pursuant to Section 9(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party will consent to entry of any judgment or enter into any settlement which (i) does not include as an unconditional term the giving by the claimant or plaintiff, to the indemnified party, of a release from all liability in respect of such claim or litigation or (ii) involves the imposition of equitable remedies or the imposition of any non-financial obligations on the indemnified party.
     (d) If the indemnification provided for in this Article 9 is unavailable in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to herein, then each indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in proportion as is appropriate to reflect the relative fault of all parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     The parties agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation and no indemnifying party, which sold its securities to the public, shall be required to contribute any amount in excess of the amount by which the total price at which the securities were offered to the public by the indemnifying party exceeds the amount of any damages which the indemnifying party has otherwise been required to pay by reason of an untrue statement or omission.
10. EXPENSES.
     In connection with any registration under this Agreement, the Company shall pay all Registration Expenses. In addition, in connection with each registration, the Company shall pay up to $15,000 of the fees and expenses of one counsel to represent the interests of the Holders selling Registrable Securities in such registration.
11. TRANSFER OF RIGHTS.
     (a) No Holder may transfer all or any portion of his, her or its rights under this Agreement.
     (b) In the event the Company engages in a merger, consolidation or other business combination in which the shares of Common Stock are converted into securities of another company, appropriate arrangements will be made so that the registration and related rights provided under this Agreement continue to be provided to Holders by the issuer of such securities. To the extent such new issuer, or any other company acquired by the Company in a merger, consolidation or other business combination, was bound by registration rights obligations that would conflict with the provisions of this Agreement, the Company will use all commercially reasonable efforts to modify any such “inherited” registration rights obligations so as not to interfere in any material respects with the rights provided under this Agreement, unless otherwise agreed by the Holders.

12. LOCK-UP PROVISIONS.
     (a) Except in connection with any registration pursuant to Article 3 hereof involving an underwritten offering, Registrable Securities held by Non-Employee Holders may only be sold, offered for sale, pledged or otherwise disposed of or transferred, directly or indirectly (including through the granting of options or any hedging transactions) (collectively, “Sale,” “Sell” or “Sold” as the context requires), as follows:
          (i) during the period beginning on the six-month anniversary of the date hereof and ending on the date immediately preceding the one-year anniversary of the date hereof, each Non-Employee Holder may Sell up to 25% of the Registrable Securities held by such Non-Employee Holder as of the date hereof;
          (ii) during the period beginning on the one-year anniversary of the date hereof and ending on the 18-month anniversary of the date hereof, each Non-Employee Holder may Sell up to 75% of the Registrable Securities held by such Non-Employee Holder as of the date hereof (inclusive of any Registrable Securities Sold under clause (i) of this Section 12(a)); and
          (iii) from and after the eighteen-month anniversary of the date hereof, there shall be no contractual restrictions imposed pursuant to this Agreement on the Sale of Registrable Securities by Non-Employee Holders.
     (b) During the period beginning on the six-month anniversary of the date hereof and ending on the one-year anniversary of the date hereof, the Key Employees will be subject to the following restrictions on the amount of Registrable Securities that they may Sell in a given day:
          (i) any Registrable Securities sold on a particular day for the account of any of the Key Employees, together with all sales of any Registrable Securities sold on such day by all of the other Key Employees, shall not exceed 20% of the average daily trading volume of Common Stock (based on the good faith belief of such Key Employee and calculated in good faith by such Key Employee based on the five days of trading immediately preceding such Sale) (collectively, the “Daily Trading Limit”);
          (ii) each of the Key Employees is entitled to Sell his pro rata share (based on the relative number of shares of Common Stock then held by the Key Employees) of the Daily Trading Limit; provided, however, if any Key Employee sells less than his pro rata share on a particular day, the other Key Employees are permitted to use such available Daily Trading Limit in such amounts as agreed to by such other Key Employees (determined on the basis of the good faith belief of such Key Employee); and
          (iii) notwithstanding (i) and (ii) immediately above, each Key Employee shall be permitted, subject to applicable securities laws and the Company’s trading guidelines attached hereto as Exhibit A, to Sell on a particular day an amount of Registrable Securities in excess of the Daily Trading Limit (A) pursuant to any registration pursuant to Article 3 hereof involving an underwritten offering, or (B) in a “block trade” through a registered broker-dealer at a price that is not less than 95% of the average closing share price for the Common Stock as reported by NASDAQ for the five-trading day period prior to such block trade.

13. NOTICES.
     Except as otherwise provided below, whenever it is provided in this Agreement that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties hereto, or whenever any of the parties hereto desires to provide to or serve upon the other party any other communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be delivered in person, mailed by registered or certified mail (return receipt requested) or sent by overnight courier service or via facsimile transmission (which is confirmed), as follows:
(a)	if to any of the Stockholders:

At the address of such Stockholder as set forth on the Schedule of Stockholders attached hereto.

(b)	if to the Company, to:

MedQuist Holdings Inc. 9009 Carothers Parkway Franklin, TN 37067 Attention: General Counsel
     The furnishing of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly furnished or served on the party to which it is addressed, in the case of delivery in person or by facsimile, on the date when sent, in the case of overnight mail, on the Business Day after the Business Day next ending on or after the day on which it is sent and in all other cases, five (5) Business Days after it is sent.
14. ENTIRE AGREEMENT.
     This Agreement represents the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior oral and written agreements, arrangements and understandings among the parties hereto with respect to such subject matter; and this Agreement can be amended, supplemented or changed, and any provision hereof can be waived or a departure from any provision hereof can be consented to, only by a written instrument making specific reference to this Agreement signed by the Company and the Holders.
15. PARAGRAPH HEADINGS.
     The paragraph headings contained in this Agreement are for general reference purposes only and shall not affect in any manner the meaning, interpretation or construction of the terms or other provisions of this Agreement.

16. APPLICABLE LAW.
     This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York applicable to contracts to be made, executed, delivered and performed wholly within such state and, in any case, without regard to the conflicts of law principles of such state.
17. SEVERABILITY.
     If at any time subsequent to the date hereof, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.
18. NO WAIVER.
     The failure of any party at any time or times to require performance of any provision hereof shall not affect the right at a later time to enforce the same. No waiver by any party of any condition, and no breach of any provision, term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.
19. COUNTERPARTS.
     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same original instrument. This Agreement shall take effect and be binding upon the Company and each Holder that has executed and delivered this Agreement immediately upon execution hereof by the Company and such Holder, regardless of whether all such Holders have theretofore executed this Agreement.
20. SUCCESSORS AND ASSIGNS.
     This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto; provided, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of this Agreement or applicable law.

     This Agreement has been executed and delivered as of the date first above written.

MEDQUIST HOLDINGS INC.
By:	/s/ Anthony James
	Name:	Anthony James
	Title:	Chief Financial Officer

Stockholders’ Signatures on Following Pages

STOCKHOLDERS’ SIGNATURE PAGE TO
STOCKHOLDERS’ AGREEMENT

Stockholder Name: Advanced Media, Inc.

Signature:	/s/ Kiyoyuki Suzuki

Title:	President and CEO

(if signing in a representative capacity)

Date:	July 11, 2011

Address:

STOCKHOLDERS’ SIGNATURE PAGE TO
STOCKHOLDERS’ AGREEMENT

Stockholder Name: Eric Carraux

Signature:	/s/ Eric Carraux

Title:

(if signing in a representative capacity)

Date:	July 9, 2011

Address:

STOCKHOLDERS’ SIGNATURE PAGE TO
STOCKHOLDERS’ AGREEMENT

Stockholder Name: Michael Finke

Signature:	/s/ Michael Finke

Title:

(if signing in a representative capacity)

Date:	July 11, 2011

Address:

STOCKHOLDERS’ SIGNATURE PAGE TO
STOCKHOLDERS’ AGREEMENT

Stockholder Name: Juergen Fritsch

Signature:	/s/ Juergen Fritsch

Title:

(if signing in a representative capacity)

Date:	July 10, 2011

Address:

STOCKHOLDERS’ SIGNATURE PAGE TO
STOCKHOLDERS’ AGREEMENT

Stockholder Name: Detlef Koll

Signature:	/s/ Detlef Koll

Title:

(if signing in a representative capacity)

Date:	July 10, 2011

Address:

STOCKHOLDERS’ SIGNATURE PAGE TO
STOCKHOLDERS’ AGREEMENT

Stockholder Name: Alexander Waibel

Signature:	/s/ Alexander Waibel

Title:

(if signing in a representative capacity)

Date:	July 11, 2011

Address:

STOCKHOLDERS’ SIGNATURE PAGE TO
STOCKHOLDERS’ AGREEMENT

Stockholder Name: Naomi Waibel

Signature:	/s/ Naomi Waibel

Title:

(if signing in a representative capacity)

Date:	July 11, 2011

Address:

STOCKHOLDERS’ SIGNATURE PAGE TO
STOCKHOLDERS’ AGREEMENT

Stockholder Name: Laurie Hochberg

Signature:	/s/ Laurie Hochberg

Title:

(if signing in a representative capacity)

Date:	July 10, 2011

Address:

STOCKHOLDERS’ SIGNATURE PAGE TO
STOCKHOLDERS’ AGREEMENT

Stockholder Name: Kjell Schubert

Signature:	/s/ Kjell Schubert

Title:

(if signing in a representative capacity)

Date:	July 9, 2011

Address:

STOCKHOLDERS’ SIGNATURE PAGE TO
STOCKHOLDERS’ AGREEMENT

Stockholder Name: Monika Woszczyna

Signature:	/s/ Monika Woszczyna

Title:

(if signing in a representative capacity)

Date:	July 9, 2011

Address:

Schedule of Stockholders

		Number of Shares
Name:	Address:	of Common Stock:
Key Employees:
Michael Finke		1,088,010

Detlef Koll		816,467

Jürgen Fritsch		315,886

Non-Employee Holders

Advanced Media, Inc.		1,204,800

Alex Waibel		353,290

Naomi Waibel		181,990

Other Holders

Eric Carraux		78,016

Kjell Schubert		36,051

Monika Woszczyna		54,077

Laurie Hochberg		6,309

Schedule-1